ANNUAL REPORT

Stratevest Funds

STRATEVEST LARGE CAP CORE FUND

Contents

President's Message	1
Investment Review	2
Portfolio of Investments	3
Statement of Assets and Liabilities	7
Statement of Operations	8
Statement of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	12

May 31, 2001

President's Message

Dear Shareholder:

I am pleased to present the Annual Report to Shareholders for the Stratevest Large Cap Core Fund.* This report covers the fiscal year from June 1, 2000 through May 31, 2001 and includes commentary from the fund's portfolio manager, a complete list of holdings and the financial statements.

The Fund seeks to provide investors with long-term capital appreciation through a diversified portfolio of stocks issued by large-cap companies selected through growth-based and value-based strategies. Its holdings typically have histories of sustained profitability and leadership within their respective industries.

At the end of the reporting period, the fund's portfolio included names like American Express, Cisco Systems, Exxon Mobil, the Gap, General Electric, Home Depot, Intel, Microsoft, Pfizer, Procter & Gamble, and Wells Fargo. In a difficult environment for stocks--in which the Standard & Poor's 500 Index (S&P 500 Index)** produced a negative return of (10.55%)--the fund produced a total return of (9.04)%,*** based on net asset value. Fund assets totaled $46.9 million at the end of the reporting period.

While negative returns are unpleasant, I urge you to remember that the short-term volatility that we have been experiencing, while painful, is part of stock investing. Positive stock performance is best pursued over time--in years if not decades.

Thank you for keeping your money working toward your long-term goals through the professional management and diversification of the Stratevest Large Cap Core Fund. We are committed to providing you with the highest level of service as we keep you up to date on your investment progress.

Sincerely,

/s/Peter J. Germain

Peter J. Germain
President
July 31, 2001

* The fund is successor to the Investor's Equity Fund, a former series of Forum Funds (Former Fund) pursuant to a reorganization that took place on January 8, 2001. Prior to that date, the fund had no investment operations. Accordingly, the performance information and financial information provided for periods prior to January 8, 2001, is historical information of the Former Fund.

** The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.

*** Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for the period based on the offering price (i.e., less any applicable sales charge) was (14.05)%.

Investment Review

Stratevest Large Cap Core Fund*
For the period ended May 31, 2001

The reporting period ended May 31, 2001, was very volatile for the equity markets, as a significant correction has occurred to some rather expensive valuations assigned a year ago, particularly to technology stocks. The fund focuses on investments in large cap companies--both growth and value--with strong core earnings that can provide above average growth in revenues, earnings and cash flows for a multi-year period. These holdings typically have histories of sustained profitability and leadership within their respective industries. This strategy allows the fund managers to choose selectively from high quality companies, avoid a lot of the internet-related speculation, and uses the S&P 500 Index as a meaningful benchmark. By comparison with the S&P 500 Index, the fund performed very well for the year ended May 31, 2001. The fund's total return was (9.04)% compared to (10.55)% for the S&P 500 Index. Since its inception on December 17, 1997, the fund showed a 12.41%** return, based on net asset value, as compared to a 9.35% return for the S&P 500 Index for the reporting period ended May 31, 2001.

The longer than anticipated U.S. economic slowdown is having a ripple effect on the stock market. There has been an inventory correction in the automotive and technology sectors, which has caused a sharp slowdown in the manufacturing side of the economy that will likely be with us a bit longer. Manufacturing, however, represents less than 20% of our economy. The consumer is far more important. The consumer continues to spend, and will continue to do so given a robust employment situation, lower interest rates, and a great deal of confidence about their individual financial situations. There is good reason to be optimistic over the next six to twelve months. Interest rates have declined. The earnings power of corporations has not diminished. A tax cut is going into effect. Market valuations are more reasonable today than they were a year ago. Liquidity numbers indicate a good supply of cash in the system available for investment. And, finally, there is the reality that a 25% decline in the stock market has historically been a great opportunity to purchase stocks at reasonable prices. For these reasons fund management is optimistic about a recovery in late 2001 to early 2002.

In comparison to the S&P 500 Index, the fund managers continue to overweight the fund's investments to the Financial and Health Care sectors. Financial companies make up about 22% of the portfolio while Health Care companies comprise around 17% of the fund. The fund's Technology holdings represent 14% of the portfolio, an underweight in comparison to the S&P 500 Index. Fund management is also broadening sector participation, particularly to invest in certain cyclical companies that perform well historically in a recovering economy.

* The fund is the successor to the Investor's Equity Fund, a former series of Forum Funds (Former Fund) pursuant to a reorganization that took place on January 8, 2001. Prior to that date, the fund had no investment operations. Accordingly, the performance information and financial information provided for periods prior to January 8, 2001, is historical information of the Former Fund.

** Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for the period based on the offering price (i.e., less any applicable sales charge) was 10.59%.

Portfolio of Investments

Stratevest Funds
May 31, 2001

STRATEVEST LARGE CAP CORE FUND

Shares	Security Name		Value
	COMMON STOCK--98.6%
	Apparel & Accessory Stores--3.4%
34,000	Gap, Inc.		$1,054,000
12,000	Jones Apparel Group, Inc. +		530,400

			1,584,400

	Building Materials, Hardware, Garden Supply & Mobile Home Dealers--2.3%
22,500	Home Depot, Inc.		1,109,025

	Business Services--8.7%
20,000	Automatic Data Processing, Inc.		1,074,800
25,000	Interpublic Group of Cos., Inc.		918,500
30,000	Microsoft Corp. +		2,075,400

			4,068,700

	Chemicals & Allied Products--14.1%
19,500	Abbott Laboratories		1,013,610
24,000	Air Products and Chemicals, Inc.		1,122,480
15,000	Colgate-Palmolive Co.		849,600
25,000	Ecolab, Inc.		1,022,000
12,000	Merck & Co., Inc.		875,880
22,500	Pfizer, Inc.		965,025
11,800	The Procter & Gamble Co.		758,032

			6,606,627

	Communications--2.6%
11,000	BellSouth Corp.		453,530
18,000	SBC Communications, Inc.		774,900

			1,228,430

	Depository Institutions--4.8%
26,000	Citigroup, Inc.		1,332,500
20,000	Wells Fargo Co.		941,600

			2,274,100

	Electric, Gas & Sanitary Services--1.6%
15,000	Dynegy, Inc.		739,500

	Electronic & Other Electrical Equipment & Components, Except Computer Equipment--7.3%
48,000	American Power Conversion Corp. +		779,520
18,000	General Electric Co.		882,000
40,000	Intel Corp.		1,080,400
20,000	Tellabs, Inc. +		680,200

			3,422,120

	Fabricated Metal Products, Except Machinery & Transportation Equipment--1.2%
8,000	Illinois Tool Works, Inc.		547,680

	Food & Kindred Products--1.3%
15,000	McCormick & Co.		606,000

	General Merchandise Stores--2.2%
27,000	Target Corp.		1,020,600

	Industrial & Commercial Machinery & Computer Equipment--7.6%
17,000	Applied Materials, Inc. +		848,810
35,000	Cisco Systems, Inc. +		674,100
35,000	Palm, Inc. +		197,050
28,000	Solectron Corp. +		603,960
15,000	United Technologies Corp.		1,249,650

			3,573,570

	Insurance Agents, Brokers & Service--1.8%
8,000	Marsh & McLennan Cos., Inc.		839,200

	Insurance Carriers--2.8%
16,000	American International Group, Inc.		1,296,000

	Measuring, Analyzing & Controlling Instruments; Photographic, Medical & Optical Goods--6.2%
17,000	Danaher Corp.		1,070,660
16,000	Medtronic, Inc.		687,680
20,000	Stryker Corp.		1,148,800

			2,907,140

	Miscellaneous Retail--1.8%
15,000	Linens `N Things, Inc. +		433,650
30,000	Staples, Inc. +		435,000

			868,650

	Nondepository Credit Institutions--6.8%
18,500	American Express Co.		779,220
12,925	FNMA		1,065,537
37,000	MBNA Corp.		1,334,220

			3,178,977

	Oil & Gas Extraction--2.6%
12,000	Anadarko Petroleum Corp.		751,320
25,000	Ocean Energy, Inc		475,000

			1,226,320

	Petroleum Refining & Related Industries--2.8%
14,700	Exxon Mobil Corp.		1,304,625

	Printing, Publishing & Allied Industries--3.9%
30,000	Banta Corp.		840,000
15,000	Gannett Co., Inc.		994,200

			1,834,200

	Security & Commodity Brokers, Dealers, Exchanges & Services--2.1%
22,000	Franklin Resources, Inc.		979,000

	Semiconductors & Related Devices--1.1%
15,000	Texas Instruments, Inc.		511,800

	Transportation By Air--2.1%
25,000	Fedex Corporation +		1,000,000

	Water Transportation--1.5%
25,000	Carnival Corp. +		705,750

	Wholesale Trade-Durable Goods--2.3%
11,000	Johnson & Johnson +		1,066,450

	Wholesale Trade-Nondurable Goods--3.7%
7,500	Cardinal Health, Inc. +		539,925
40,000	Sysco Corp.		1,189,200

			1,729,125

	TOTAL COMMON STOCK (Cost $34,630,428)		46,227,989

	SHORT-TERM INVESTMENTS--1.5%		727,016
727,016	Daily Assets Treasury Obligations Fund

	TOTAL SHORT-TERM INVESTMENTS (Cost $727,016)		727,016

	TOTAL INVESTMENTS IN SECURITIES (Cost $35,357,444)	100.1%	46,955,005
	Other Assets and Liabilities, Net	(0.1)%	(28,753)

	TOTAL NET ASSETS	100.0%	$46,926,252

+ Non-income earning securities.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

Stratevest Funds
May 31, 2001

Stratevest Large Cap Core Fund
Assets
Investments (Note 2):
Total investments, at value (Cost $35,357,444)	$46,955,005
Interest, dividends and other receivables	40,043
Receivable for fund shares sold	57,459

Total Assets	47,052,507
Liabilities
Payable for fund shares redeemed	70,630
Payable to Investment Adviser (Note 3)	30,260
Accrued expenses and other liabilities	11,243
Payable to Shareholder Service (Note 3)	8,070
Payable to Administrator (Note 3)	6,052

Total Liabilities	126,255

Net Assets	$46,926,252

Components of Net Assets
Paid-in capital	$35,296,768
Unrealized appreciation (depreciation) on investments	11,597,561
Accumulated net realized gain (loss)	31,923

Net Assets	$46,926,252

Shares of Beneficial Interest	4,884,326

Net Asset Value, and Redemption Price Per Share	$9.61

Offering Price Per Share (NAV ÷ (1-Maximum Sales Load))	$10.17

Maximum Sales Load	5.5%

The accompanying notes are an integral part of these financial statements.

Statement of Operations

Stratevest Funds
For the year ended May 31, 2001

Stratevest Large Cap Core Fund
Investment Income
Interest income	$147,030
Dividend income	323,347

Total Investment Income	470,377

Expenses
Investment advisory (Note 3)	292,369
Administrator (Note 3)	78,593
Shareholder servicing (Note 3)	44,369
Transfer Agent (Note 3)	73,441
Custody (Note 3)	13,000
Accounting (Note 3)	34,053
Audit	10,950
Legal	6,000
Distribution (Note 3)	44,369
Compliance (Note 3)	9,700
Miscellaneous	18,080

Total Expenses	624,924
Fees waived (Note 4)	(96,795)

Net Expenses	528,129

Net Investment Income (Loss)	(57,752)

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	732,972
Net change in unrealized appreciation (depreciation) on investments	(5,070,290)

Net Realized And Unrealized Gain (Loss) on Investments	(4,337,318)

Net Increase (Decrease) in Net Assets Resulting From Operations	$(4,395,070)

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

Stratevest Funds
For the years ended May 31, 2001 and 2000

	Stratevest Large Cap Core Fund
	Amount	Shares
Net Assets--May 31, 1999	$32,134,175

Operations
Net investment income (loss)	(72,332)
Net realized gain (loss) on investments	5,788,225
Net change in unrealized appreciation (depreciation) on investments	(658,802)

Net Increase (Decrease) in Net Assets Resulting from Operations	5,057,091

Distributions to Shareholders From
Net investment income	--
Net realized gain on investments	(3,019,893)

Total Distributions to Shareholders	(3,019,893)

Capital Share Transactions
Sale of shares	2,250,027	189,609
Reinvestment of distributions	3,013,298	262,471
Redemption of shares	(5,036,676)	(420,485)

Net Increase in Capital Transactions	226,649	31,595

Net Increase in Net Assets	2,263,847

Net Assets--May 31, 2000	$34,398,022

Operations
Net investment income (loss)	(57,752)
Net realized gain (loss) on investments	732,972
Net change in unrealized appreciation (depreciation) on investments	(5,070,290)

Net Increase (Decrease) in Net Assets Resulting from Operations	(4,395,070)

Distributions to Shareholders From
Net realized gain on investments	(5,861,229)

Total Distributions to Shareholders	(5,861,229)

Capital Share Transactions
Sale of shares	34,632,692	3,014,837
Reinvestment of distributions	5,838,225	569,554
Redemption of shares	(17,686,388)	(1,529,495)

Net Increase in Capital Transactions	22,784,529	2,054,896

Net Increase in Net Assets	12,528,230

Net Assets--May 31, 2001	$46,926,252

Undistributed Net Investment Income (Loss)	$--

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Stratevest Funds

Selected per share data and ratios for a share outstanding throughout each period.

	Selected Data for a Single Share (a)

	Beginning Net Asset Value Per Share	Net Investment Loss	Net Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income		Distributions from Net Investment Gains	Ending Net Asset Value Per Share
Stratevest Large Cap Core
June 1, 2000 to May 31, 2001	$ 12.15	$ (0.01)	$ (1.00)	$--		$ (1.53)	$ 9.61
June 1, 1999 to May 31, 2000	11.49	(0.03)	1.80	--		(1.11)	12.15
June 1, 1998 to May 31, 1999	10.13	(0.01)	2.31	--	(e)	(0.94)	11.49
December 17, 1997 (g) to May 31, 1998	8.87	-- (f)	1.26	--		--	10.13

		Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return (b)	Net Assets At End of Period (000's Omitted)	Net Investment Income		Net Expenses		Gross Expenses (c)		Portfolio Turnover Rate

(9.04)%	$ 46,926	(0.14)%		1.25%		1.47%		26%
15.96%	34,398	(0.21)%		1.10%		1.42%		26%
24.21%	32,134	(0.06)%		1.10%		1.44%		16%
14.30%	30,090	0.09	%(d)	1.10	%(d)	2.09	%(d)	11%

(a) Reflects the reorganization on January 8, 2001 (Note 1).

(b) Total return calculations do not include sales charges.

(c) The ratio of Gross Expenses to Average Net Assets reflects the expense ratio excluding any waivers and/or reimbursements (Note 4).

(d) Annualized.

(e) Distributions per share were $0.001995.

(f) Net investment income per share was $0.001972.

(g) Commencement of operations.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

Stratevest Large Cap Core Fund
May 31, 2001

(1) Organization

This report relates to the Stratevest Large Cap Core Fund (the "Fund"), a diversified series of the Stratevest Funds (the "Trust"). The Trust is a Delaware business trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "Act"). Commencement of operations for the Trust was October 2, 2000, with the exception of Stratevest Large Cap Core Fund. Commencement of operations for the Stratevest Large Cap Core Fund was January 8, 2001. On January 8, 2001, Forum Investors Equity Fund ("IEF") was reorganized into Stratevest Large Cap Core Fund as approved by the Board of Trustees of the Stratevest Funds and Forum Funds on October 2, 2000. The net assets of the Forum Fund on January 8, 2001 were $43,748,574. Each shareholder of IEF received 1.128 shares of Stratevest Large Cap Core Fund. The financial statements reflect the historical operations of IEF.

Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Funds shares of beneficial interest without par value.

(2) Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from these estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation--On each Fund business day, the Trust determines the net asset value per share of the Fund as of the close of the regular trading day on the New York Stock Exchange. Securities, other than short-term securities, held by the Fund, and for which market quotations are readily available, are valued using the last reported sales price provided by independent pricing services. If no sales price is reported, the mean of the last bid and ask price is used. In the absence of readily available market quotations, securities are valued at fair value as determined by the Trust's Board of Trustees. Securities that mature in 60 days or less are valued at amortized cost. Investments in other open-end regulated investment companies are valued at net asset value.

Security Transactions and Investment Income--Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned. Identified cost of investments sold is used to determine gain and loss for both financial statement and federal income tax purposes.

Repurchase Agreements--The Fund may invest in repurchase agreements. The Fund, through its custodian, receives delivery of the underlying securities, whose market value must always exceed the repurchase price. In the event of default, the Fund may have difficulties disposing of such securities.

Distributions to Shareholders--Distributions of net investment income and net capital gain, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes--The Fund intends to qualify each year as a regulated investment company and distribute all of its taxable income. In addition, by distributing in each calendar year substantially all net investment income, capital gain and certain other amounts, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.

Expense Allocation--The Trust accounts separately for the assets, liabilities and operations of each of its Series. Expenses that are directly attributable to more than one Series are allocated among the respective Series in proportion to each Series' average daily net assets.

(3) Advisory Fees, Servicing Fees and Other Transactions With Related Parties

Investment Adviser--Stratevest Group, N.A. ("Stratevest'') has been the Fund's investment adviser since August 14, 2000. Stratevest is an affiliate and subsidiary of Banknorth Group. As of May 4, 2001, a division of Stratevest, Stratevest Investment Advisers, is investment adviser to the Fund. It is a registered investment adviser. Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee from the Fund at an annual rate of the Fund's average daily net assets. The rate was 0.65% from June 1, 2000 to January 7, 2001 and 0.75% thereafter. For the period July 6, 2000 to August 13, 2000, Peoples Heritage Bank, an affiliate of Stratevest, was the Fund's adviser. Pursuant to an Investment Advisory Agreement, People's Heritage Bank received a fee from the Fund at an annual rate 0.65% of the Fund's average daily net assets. Prior to July 6, 2000, H.M. Payson & Co. ("Payson'') was the Fund's adviser and pursuant to an Investment Advisory Agreement received a fee from the Fund at an annual rate of 0.65% of the Fund's average daily net assets. Payson had entered into an investment sub-advisory agreement with Peoples Heritage Bank under which Peoples exercised certain investment discretion over the assets (or a portion of assets) of the Fund. For its sub-advisory services, Payson paid a fee to Peoples at an annual rate of 0.25% of the Fund's average daily net assets.

Administrator--Prior to January 8, 2001, Forum Administrative Services, LLC ("FadS") was the Administrator for the Fund. For its services, FadS received a fee at an annual rate of 0.20% of the average daily net assets of the Fund. As of January 8, 2001, the administrator for the Fund is Federated Services Company. ("Federated"). For its services, Federated receives an administrative fee at an annual rate of 0.15% on the first $500 million of the Stratevest Funds' average daily net assets, 0.125% on the next $500 million, 0.11% on the next $1 billion, and 0.10% on assets in excess of $2 billion, subject to a $75,000 annual minimum fee. The Fund will not be subjected to the minimum $75,000 annual fee until after October 31, 2001.

Transfer Agent--Prior to January 8, 2001, Forum Shareholder Services, LLC ("FSS") was the transfer agent and dividend disbursing agent for the Fund. FSS received an annual fee of $12,000, plus 0.25% of the average daily net assets and an annual shareholder account fee of $18 per shareholder account. As of January 8, 2001, Federated is the transfer agent and dividend disbursement agent for the Fund. Federated receives from the Fund an annual fee of $18,000, plus an annual shareholder account fee of $16 per shareholder account for Funds that declare dividends daily and $10 for Funds that declare dividends other than daily.

Distributor--Prior to January 8, 2001, Forum Fund Services, LLC ("FFS"), a registered broker-dealer and a member of the National Association of Securities Dealers, Inc., was the Fund's distributor. For its services, FFS received, and may reallocate to certain financial institutions, the sales charges paid in connection with purchases or sales of the Fund's shares. As of January 8, 2001, Edgewood Services, Inc. ("Edgewood"), a registered broker-dealer and a member of the National Association of Securities Dealers, Inc., acts as the Funds' distributor. The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the Act under which the Trust pays Edgewood a distribution fee at an annual rate of 0.25% of the average daily net assets of the Fund. Edgewood may pay any or all of these payments to various institutions that provide distribution or shareholder services for the Funds. Edgewood has contractually agreed to waive any fees due under the Distribution Plan through October 31, 2001.

Shareholder Service Agent--As of January 8, 2001, the Trust has adopted a shareholder servicing plan under which the Trust pays Stratevest a shareholder servicing fee at an annual rate of 0.25% of the average daily net assets of the Fund. Due to certain contractual waivers that are in effect through October 31, 2001, Stratevest only receives a fee of 0.20% of the average daily net assets of the Fund under the shareholder servicing plan. Stratevest may pay any or all amounts of these fees to various institutions that provide shareholder servicing to their customers.

Other Service Providers--Forum Accounting Services, LLC ("FacS") provides fund accounting services and Forum Trust, LLC provides custody services to the Fund. Prior to January 8, 2001, FacS received an annual fee of $36,000, plus certain surcharges based upon the asset level of the Fund as well as the number and type of transactions made by the Fund. Forum Trust received $3,600 per year, an annual asset fee of 0.01% of the Fund's average daily net assets plus certain other transaction fees.

As of January 8, 2001, FAcS receives an annual fee of $45,000, plus certain surcharges based upon the number of positions held by the Fund. The annual fee includes certain financial administration and compliance services, as well as fund accounting services. Forum Trust LLC receives a fee at an annual rate of 0.01% of the average daily net assets of the Fund plus an annual maintenance fee of approximately $5,000 per Fund.

(4) Waiver of Fees

Certain service providers of the Fund have voluntarily undertaken to waive a portion of their fees so that total expenses of the Fund would not exceed certain limitations. Fee waivers may be reduced or eliminated at any time. For the period ended May 31, 2001, fees waived were as follows:

Fees Waived
Transfer Agent	Administrator	Shareholder Service	Distribution	Investment Advisory	Total Fees Waived
$9,747	$2,968	$8,874	$44,369	$30,837	$96,795

(5) Security Transactions

The cost of purchases and the proceeds from sales of securities, other than short-term investments, were $27,163,656 and $10,322,918 respectively, for the period ended May 31, 2001.

For federal income tax purposes, the tax basis of investment securities owned as of May 31, 2001, the aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost, and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value were as follows:

	Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Stratevest Large Cap Core Fund	$35,357,444	$15,063,549	$(3,465,988)	$11,597,561

(6) Federal Tax Status Of Dividends Declared During The Fiscal Year (Unaudited)

Capital Gain Dividends--The Fund declared long-term capital gains of $5,861,229 for the period ended May 31, 2001.

Independent Auditors Report

To the Board of Trustees and Shareholders,
Stratevest Large Cap Core Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Stratevest Large Cap Core Fund, formerly Investors Equity Fund, (the "Fund") as of May 31, 2001, the related statements of operations for the year then ended, the statement of changes in net assets for the years ended May 31, 2001 and 2000, and the financial highlights for each of the years in the four year period ended May 31, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of May 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2001, and the results of its operations, the changes in net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
July 20, 2001

STRATEVEST FUNDS

Trustees and Officers

TRUSTEES

John F. Donahue

Thomas G. Bigley

John T. Conroy, Jr.

Nicholas P. Constantakis

John F. Cunningham

J. Christopher Donahue

Lawrence D. Ellis, M.D.

Peter E. Madden

Charles F. Mansfield, Jr.

John E. Murray, Jr., J.D., S.J.D.

Marjorie P. Smuts

John S. Walsh

OFFICERS

John F. Donahue
Chairman

Peter J. Germain
President

J. Christopher Donahue
Executive Vice President

John W. McGonigle
Vice President and Secretary

Beth Broderick
Vice President

Richard J. Thomas
Treasurer

Gail C. Jones
Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

Stratevest Funds

STRATEVEST LARGE CAP CORE FUND

[Stratevest Funds logo]

The Stratevest Group, N.A.
Investment Adviser
MAY 31, 2001

Stratevest Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7010

Edgewood Services, Inc., Distributor

Investment Company Act File No. 811-10021
Cusip 862793304
2090140 (08/01)